UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 28, 2005
                                                        ------------------

                            GENESIS TECHNOLOGY GROUP, INC.
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             (Exact name of registrant as specified in its charter)


           Florida                    333-86347                 65-1130026
 ----------------------------      ----------------         -------------------
 (State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                 Number)             Identification No.)


              7900 GLADES ROAD, SUITE 420, Boca Raton, Florida 33434
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code (561) 988-9880
                                                          --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

Genesis Technology Group, Inc. (OTCBB:GTEC), announced the signing a letter-of-intent with Dragon Venture (Pink Sheets: DRGV), to sell its 80% ownership of Shanghai Chorry Technology Development Company, Limited (also known as "Zhaoli").

Dragon Venture would issue $500,000 worth of common shares as consideration. In addition, any debt related to registered capital in Chorry, as required by Chinese law, would be assumed by Dragon Venture. The Company estimates that this debt assumption could be as much as an additional $500,000, based on information provided by Chorry management.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Press Release dated September 28, 2005.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GENESIS TECHNOLOGY GROUP, INC.

                                        By:  /s/ Gary Wolfson
                                             -----------------------
                                        Its: CHIEF EXECUTIVE OFFICER

Dated: September 28, 2005


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